UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On May 20, 2009, Lorin E. Kruger, Director of Winland Electronics, Inc. (the “Company”) adopted a trading plan in accordance with Rule 10b5-1, of the Securities Exchange Act of 1934, as amended, to provide for an orderly disposition of a portion of his holdings of the Company’s Common Stock.  Mr. Krueger’s plan provides for the sale of up to 100,000 shares on or after May 20, 2009, subject to a minimum price.  The plan will expire upon the sale of all of the respective shares or May 20, 2011, whichever is earlier.  As of May 20, 2009, Mr. Kruger beneficially owned 220,036 (6.0%) of the Company’s Common Stock.

Mr. Krueger’s prior trading plan adopted in accordance with Rule 10b5-1, which was effective May 27, 2008, has been terminated and is no longer effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: May 22, 2009	By:	/s/ Glenn A. Kermes
Glenn A. Kermes
Chief Financial Officer